Share capital and Share Premium	12 Months Ended
Dec. 31, 2022
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Share capital and Share Premium

15. Share capital and Share Premium

There is one class of shares, and all such Ordinary Shares have equal rights. The par value of an Ordinary Share is NOK 0.15 per share. IDEX does not hold any of its own Ordinary Shares.

During the years ended December 31, 2022 and December 31, 2021, the Board of Directors approved the transfer of $18.0 million and $46.0 million, respectively, of Share Premium to absorb uncovered losses as allowed under Norwegian law. As a result, Share Premium has been reduced by a cumulative amount of $287.5 million as of the year ended December 31, 2022 and $269.5 million as of the year ended December 31, 2021 against Capital Reduction Reserve. The transfer has no impact on the total equity, comprehensive income (loss), assets (including cash) nor liabilities.

Number of Ordinary Shares
Balance at December 31, 2020	832,146,748
Private placement of Ordinary Shares on February 15	83,214,674
Share issue (exercise of subscription rights)	1,767,606
Share issue (in lieu of Board compensation)	535,583
Private placement of Ordinary Shares on November 12	89,777,824
Share issue (Employee Share Purchase Plan)	2,946,019
Balance at December 31, 2021	1,010,388,454
Share issues (Employee Share Purchase Plan)	4,947,546
Share issue (exercise of subscription rights)	990,584
Private placement of Ordinary Shares on November 16	150,000,000
Balance at December 31, 2022	1,166,326,584

Costs related to share issuance have been charged against equity and amounted to $737 in 2022, $2,827 in 2021, and $689 in 2020.